UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 10, 2025

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 South Rosemary Avenue Suite 224 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 7, 2023 FOXO Technologies Inc., a Delaware corporation (the “Company”), entered into a Settlement Agreement to satisfy approximately $2.3 million owed to Smithline Family Trust II (“Smithline”). On May 28, 2024, entered into an Exchange Agreement, as amended (the “Agreement”), with Smithline pursuant to which Smithline exchanged warrants to purchase up to 312,500 shares, as adjusted, of the Company’s Class A Common Stock terminating on February 23, 2025 (the “Smithline Assumed Warrant”), for the right to receive up to 1,308,751post-split shares of Class A Common Stock (the “Rights Shares”), subject to a 4.99% beneficial ownership limitation and issued without any restrictive legends.

On June 10, 2025, the Company entered into Amendment No. 2 to the Agreement pursuant to which the Rights Shares were increased from 1,308,751 to 5,151,721 post-split shares of Common Stock (1,308,751 of which have already been issued). Approximately $384,297 remains outstanding at June 10, 2025, to Smithline pursuant the Settlement Agreement dated November 7, 2023. This liability would require approximately 1,800,000 to settle using the closing share price at June 13, 2025.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2025, the Board of Directors of the Company (with Mr. Lagan abstaining) appointed Seamus Lagan to serve as the Company’s Interim Chief Financial Officer. On June 9, 2025, Martin Ward, the Company’s Interim Chief Financial Officer passed away unexpectedly. Mr. Lagan will be the Company’s principal financial officer and principal accounting officer on an interim basis and the Company will initiate a search for a new Chief Financial Officer.

There are no arrangements or understandings between Mr. Lagan and any other persons pursuant to which Mr. Lagan was appointed to the position above. There are no family relationships between Mr. Lagan and any director, executive officer, or person nominated or chosen by the Company to become an executive officer. There are currently no plans to appoint Mr. Lagan to any committees of the Board of Directors.

Seamus Lagan, age 56, has served as a director of the Company since September 10, 2024 and has served as the Company’s Chief Executive Officer since December 5, 2024. Mr. Lagan was appointed Chief Executive Officer and President and a director of Rennova Health, Inc. (“RHI”), a company subject to section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on November 2, 2015 and as Chief Executive Officer and a director of Medytox Solutions, Inc., the predecessor business to a merger with RHI in 2015, and now a wholly-owned subsidiary of RHI (“Medytox”), effective September 15, 2014. Mr. Lagan served as Interim Chief Financial Officer of RHI from September 30, 2016 through May 24, 2017. He was again appointed Interim Chief Financial Officer effective October 13, 2017, and served through April 8, 2019. Mr. Lagan has also been the Interim Chief Financial Officer of RHI since May 10, 2019. Mr. Lagan has been, through Alcimede LLC until November 1, 2021 and Alcimede Limited since November 1, 2021, a consultant to Medytox since May 2011. Mr. Lagan is the managing director of Alcimede Limited, a Bahamas company that provides various consulting services, including management, organization, and financial consulting services. Mr. Lagan also currently serves, through Alcimede Limited, as chief executive officer of most of the subsidiaries of RHI and is the Chief Executive officer of the Company’s subsidiary Rennova Community Health, Inc.

Item 7.01	Regulation FD Disclosure.

On June 16, 2025, the Company is issuing a press release which announced that it formed a new, wholly-owned subsidiary intended to be used to acquire identified acquisition targets in the healthcare services and related sectors and its intention to create a new series of non-convertible preferred stock with a goal to have this preferred stock publicly listed (with its own trading symbol) and use it to as a mechanism to complete such acquisitions. In addition, the press release announced Mr. Ward’s passing and the appointment of Mr. Lagan as Interim Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release Dated June 16, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: June 13, 2025	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer

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